                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest Event reported) March 30, 2001

                           WIRELESS WEBCONNECT!, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                    001-10588             75-1993841
 (State or other jurisdiction of  (Commission File Number) (IRS Employer
          incorporation)                                    Identification No.)

                2155 Chenault, Suite 410, Carrollton, Texas 75006
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (972) 416-0022

                                INTELLICALL, INC.
         (Former name or former address, if changed since last report.)

                       ----------------------------------

                                EXPLANATORY NOTE

This Form 8-K/A  amends the  Current  Report on Form 8-K,  event dated March 30,
2001 filed with the  Securities  and Exchange  Commission  on April 3, 2001,  by
Wireless   WebConnect!,   Inc.  (formerly  known  as  Intellicall,   Inc.)  (the
"Company"), a Delaware corporation.  The purpose of this amendment is to provide financial  statements  and the pro  forma  financial  information  for  Wireless
WebConnect!,  Inc. (formerly known as Business Tel), a Florida  corporation,  as required by Item 7 of Form 8-K.

--------------------------------------------------------------------------------

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of businesses acquired.

                  Audited  balance sheets of Wireless  WebConnect!,  Inc. as of
                  December 31, 2000 and 1999, and the related  statements of income,  changes in owners' equity and cash flows for each of the years in the three year period ended  December 31,
                  2000 are  incorporated  by  reference to Exhibit 99.1
                  included herein.

                  The  Company's  balance  sheet at March  31,  2001,  which reflects  the  merger  with  Wireless WebConnect!,  Inc. was included in the Form 10-Q for the quarter ended March 31,
                  2001,  which was filed with the Securities and Exchange
                  Commission on May 15, 2001.

         (b)      Pro forma financial information.

                  No pro forma  statements  of  operations  reflecting  the
                  impact of the merger  (acquisition)  of Intellicall,  Inc.
                  on  March  30,  2001,  are  presented  based  on the
                  intention  of  Wireless WebConnect!,  Inc. to sell or
                  liquidate the remaining payphone  operations of
                  Intellicall,  Inc., the legal acquirer.

         (c)      Exhibits

                  ++99.1  Audited Financial statements of Wireless
                          WebConnect!, Inc.

         ++       herewith filed.

--------------------------------------------------------------------------------

                                   SIGNATURES

          Pursuant to the  requirements of Section 13 or 15(d) of the Securities and  Exchange  Act of 1934,  the  Registrant  has duly  caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         WIRELESS WEBCONNECT!, INC.

                                         /s/  R. Phillip Boyd
                                         -----------------------------------
                                              R. Phillip Boyd
                                              Chief Financial Officer

DATE:  May 30, 2001

--------------------------------------------------------------------------------

                                                              Exhibit 99.1

                           Wireless WebConnect!, Inc.
                        (Formerly Known as Business Tel)

                          Index to Financial Statements

      Independent Auditors' Report........................................F-2

      Balance Sheets at December 31, 2000 and 1999........................F-3

      Statements of Operations for each of the three years ended
       December 31, 2000, 1999 and 1998...................................F-4

      Statements of Owners' Equity (Deficit) for each of the three years ended December 31, 2000, 1999 and 1998.............................F-5

      Statements of Cash Flows for each of the three years ended
       December 31, 2000, 1999 and 1998...................................F-6

      Notes to Financial Statements ......................................F-7

--------------------------------------------------------------------------------

                          Independent Auditors' Report

To the Stockholders of
Wireless WebConnect!, Inc.

          We  have  audited  the   accompanying   balance   sheets  of  Wireless
WebConnect!,  Inc. (formerly known as Business Tel, a California partnership) as of December 31, 2000 and 1999, and the related statements of operations, owners'
equity (deficit),  and cash flows for each of the years in the three year period ended December 31, 2000. These financial  statements are the  responsibility  of the Company's  management.  Our responsibility is to express an opinion on these financial statements based on our audits.

          We  conducted  our  audits  in  accordance  with  auditing   standards
generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain  reasonable  assurance about whether the financial  statements  are free of  material  misstatement.  An  audit  includes examining,  on a test basis,  evidence supporting the amounts and disclosures in the  financial  statements.  An audit also  includes  assessing  the  accounting principles  used  and  significant  estimates  made  by  management,  as well as evaluating the overall  financial  statement  presentation.  We believe that our audits provide a reasonable basis for our opinion.

          In our opinion,  such  financial  statements  present  fairly,  in all material respects, the financial position of the Company as of December 31, 2000 and 1999,  and the results of its  operations and its cash flows for each of the years in the three year period  ended  December  31, 2000,  in  conformity  with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

May 10, 2001
Dallas, Texas

--------------------------------------------------------------------------------

                           Wireless WebConnect!, Inc.
                        (Formerly Known as Business Tel)
                                 Balance Sheets
                           December 31, 2000 and 1999

                                                                       December 31,
                                                                   -----------------------
                                                                   2000             1999
                                                                   ----           --------

                                  ASSETS
Current assets:
  Cash..........................................................   $1,531,984       $44,587

  Accounts receivable, net of allowance of $130,500 for 2000
    and $0 for 1999.............................................      640,001       121,150
  Inventory.....................................................      205,054            --
  Prepaid expenses and other current assets.....................       91,801        17,595
                                                                    ---------      --------
  Total current assets..........................................    2,468,840       183,332

Property and equipment, net (Note 2)............................      123,851        47,215

Other assets....................................................       13,884            --
                                                                   ----------      --------
          Total assets..........................................   $2,606,575      $230,547
                                                                   ==========      ========

                 LIABILITIES AND OWNERS' EQUITY (DEFICIT)
Current Liabilities:
  Accounts payable..............................................   $  518,631      $ 52,825
  Accrued expenses..............................................      639,599         4,089
  Deferred revenue..............................................    1,928,951            --

  Note payable..................................................      750,000            --
                                                                   ----------      --------
       Total current liabilities................................    3,837,181        56,914
                                                                   ----------      --------
Commitments and contingencies (Note 4)
Owners' equity (deficit):
  Common stock, 10,000 shares authorized, issued and
    outstanding, no par value, at December 31, 2000.............           -              -
  Paid-in capital...............................................     373,836              -
  Retained deficit..............................................  (1,604,442)             -
  Partners' capital.............................................          --        173,633
                                                                   ---------       --------
       Total owners' equity (deficit)...........................  (1,230,606)       173,633
                                                                  ----------       --------
           Total liabilities and owners' equity (deficit).......  $2,606,575       $230,547
                                                                  ==========       ========

               See accompanying notes to the financial statements

--------------------------------------------------------------------------------

                          Wireless WebConnect!, Inc.
                        (Formerly Known as Business Tel)
                            Statements of Operations
                Years Ended December 31, 2000, 1999, and 1998

                                                                              December 31,
                                                            -------------------------------------------------
                                                                 2000               1999            1998
                                                            ---------------     ------------    ------------

Revenue:
  Commissions and related............................             $ 724,352       $1,678,566      $1,311,633
  Services...........................................             1,076,657          157,660          88,205
  Equipment..........................................               793,657               --              --
  Other..............................................               118,487           16,835           1,684
                                                                -----------       ----------      ----------
     Total revenues..................................             2,713,153        1,853,061       1,401,522
                                                                -----------       ----------      ----------

Operating Expenses:
  Cost of services and equipment revenues............             1,642,451          133,467          74,029
  Selling, general and administrative................             2,420,140        1,685,944       1,207,742
                                                                -----------       ----------      ----------
     Total operating expenses........................             4,062,591        1,819,411       1,281,771
                                                                -----------       ----------      ----------

Operating income (loss)..............................            (1,349,438)          33,650         119,751

Interest expense.....................................               (11,200)              --              --
                                                                -----------       ----------      ----------
Income (loss) before income taxes....................            (1,360,638)          33,650         119,751

Income tax benefit (expense).........................                  --                 --              --
                                                                -----------                               --
Net income (loss)....................................           $(1,360,638)          33,650         119,751
                                                                ===========

Pro forma income tax expense.........................                               (12,000)         (41,000)
                                                                                  ---------         --------
Pro forma net income.................................                             $  21,650       $   78,751
                                                                                  ==========      ==========

Net income (loss) per share-basic and
    diluted..........................................           $   (136.06)      $     3.37      $    11.98
                                                                ===========       ==========      ==========

Pro forma net income per share-
   basic and diluted.................................                             $     2.17      $     7.88
                                                                                  ==========      ===========

Weighted average shares outstanding..................                10,000
                                                                ===========

Pro forma weighted average shares
   outstanding.......................................                                 10,000          10,000
                                                                                  ==========      ==========

               See accompanying notes to the financial statements

--------------------------------------------------------------------------------

                           Wireless WebConnect!, Inc.
                        (Formerly Known as Business Tel)
                Statements of Changes in Owners' Equity (Deficit)
                  Years Ended December 31, 2000, 1999, and 1998

                                          Common Stock                                  Retained       Partners'
                                     ----------------------                             --------       ---------
                                       Shares      Amount           Paid-in Capital     Deficit          Capital          Total
                                       ------      ------           ---------------     -------          -------          -----

BALANCE AT JANUARY 1, 1998........                                                                          100,949         100,949
  Distributions to partners.......                                                                          (15,015)        (15,015)
  Net income......................                                                                          119,751         119,751
                                                                                                          ---------       ---------

BALANCE AT DECEMBER 31, 1998......                                                                          205,685         205,685
  Distributions to partners.......                                                                          (65,702)        (65,702)

  Net income......................                                                                           33,650          33,650
                                                                                                          ---------       ---------

BALANCE AT DECEMBER 31, 1999......                                                                          173,633         173,633
  Net income-January 1, 2000 to May
  29, 2000........................                                                                          243,804         243,804
  Distributions...................                                                                          (43,601)        (43,601)
  Contribution by partners of
  partnership net assets to
  corporation.....................      10,000         $   -              $373,836                         (373,836)              -
  Net loss-May 30, 2000 to
                                     ---------
  December 31, 2000...............           -             -                     -      $(1,604,442)              -      (1,604,442)
                                             - ------------- -------------       -      ------------      ---------       ---------

BALANCE AT DECEMBER 31, 2000......      10,000         $   -              $373,836      $(1,604,442)      $       -    $ (1,230,606)
                                        ======         =====              ========      ============      =========    ============

               See accompanying notes to the financial statements

-------------------------------------------------------------------------------

                           Wireless Webconnect!, Inc.
                        (Formerly Known As Business Tel)
                            Statements of Cash Flows
                  Years Ended December 31, 2000, 1999, and 1998

                                                                                  December 31,
                                                                -------------------------------------------------
                                                                          2000             1999         1998
                                                                      ------------     ------------ ------------

Operating activities:
  Net income (loss)........................................            $(1,360,638)       $  33,650      $119,751
   Adjustments to reconcile net income to net
   cash provided by operating activities:
  Depreciation.............................................                 16,618           15,252        11,604
  Provision for doubtful accounts..........................                130,500              --             --

        Changes in operating assets and liabilities:
  Accounts receivable......................................               (649,351)           4,206       (43,015)
  Inventory................................................               (205,054)              --            --
  Prepaid expenses and other current assets................                (74,206)         (17,595)
  Other assets.............................................                (13,884)              --            --
  Accounts payable and accrued expenses....................              1,101,316           22,841       (58,609)

  Deferred revenue.........................................              1,928,951               --            --
                                                                       -----------        ---------      --------
  Net cash provided by operating activities................                874,252           58,354        29,731
                                                                       -----------        ---------      --------

Investing activities:
  Additions to property and equipment......................                (93,254)         (11,913)      (30,695)
                                                                       -----------        ---------      --------
  Net cash used in investing activities....................                (93,254)         (11,913)      (30,695)
                                                                       -----------        ---------      --------

Financing activities:
  Distributions to partners................................                (43,601)         (65,702)      (15,015)
  Repayments to partners...................................                     --               --        (2,939)

  Proceeds from note payable...............................                750,000               --            --
                                                                       -----------        ---------      --------
  Net cash provided by (used in) financing activities......                706,399          (65,702)      (17,954)
                                                                       -----------        ---------      --------
Net increase (decease) in cash.............................              1,487,397          (19,261)      (18,918)
Cash, beginning of period..................................                 44,587           63,848        82,766
                                                                       -----------        ---------      --------
Cash, end of period........................................            $ 1,531,984        $  44,587      $ 63,848
                                                                       ===========        =========      ========

Supplemental cash flow information:
  Cash paid for interest...................................            $        --        $     --       $    --
                                                                       ===========        ========       =======
  Cash paid for income taxes...............................            $        --        $     --       $    --
                                                                       ===========        ========       =======

Non-cash investing and financing activities:
  Contribution by partners of partnership net
       assets to corporation...............................            $   373,836        $     --       $    --
                                                                       ===========        ========       =======

               See accompanying notes to the financial statements

                           Wireless WebConnect!, Inc.
                        (Formerly Known as Business Tel)
                          Notes to Financial Statements
                  Years Ended December 31, 2000, 1999, and 1998

1.  Summary of Significant Accounting Policies

          Organization and Business-Wireless  WebConnect!,  Inc. (the "Company")
was  originally  formed in 1996 as Business Tel, a California  Partnership.  The
Company provided customer  acquisition services to Metricom,  Inc.  ("Metricom")
for Metricom's Ricochet wireless Internet access services through early 2000 and is currently a reseller of Metricom's services to selected customers.

          On May  30,  2000,  the  Company  was  incorporated  by  the  partners contributing their respective  interests in the net assets of the partnership to a newly formed Florida corporation,  Wireless WebConnect!, Inc., in exchange for all of the corporation's issued and outstanding common stock.

          Effective July, 2000, the Company, along with other competitors, began reselling  Metricom's 128.8 kbps wireless  Internet access service.  The Company has  formed  strategic  relationships  with  Metricom  and an  Internet  service provider who together  provide  mobile  computer  users the high speed  wireless communications services that are resold by the Company.

          The Company operates in a highly  competitive  environment  subject to rapid technological change and emergence of new technology.  Although management believes its services are transferable to emerging  technologies,  rapid changes in technology could have an adverse financial impact on the Company. The Company is highly  dependent  on Metricom for  wireless  communication  services and the further deployment of the wireless Internet access network.

          Use of Estimates-The preparation of financial statements in conformity with  generally  accepted  accounting  principles in the United States  requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses  during the reporting  periods.  Actual results could differ from those estimates.

          Inventory-Inventory  consists  of  modems  (wireless  Internet  access devices) and are stated at the lower of cost or market, on a first-in, first-out
(FIFO) basis.

          Property  and  Equipment-Property  and  equipment  are stated at cost.
Depreciation is provided on the  straight-line  method over the estimated useful lives of the related assets which is five years.  Expenditures  for  maintenance and repairs are charged to expense as incurred.

          Long-Lived Assets-The Company periodically reviews the values assigned to  long-lived  assets,  such as property  and  equipment,  to  determine if any impairments  have  occurred.  Provisions  for  asset  impairment  are  based  on discounted  cash flow  projections  in  accordance  with  Statement of Financial
Accounting  Standards  ("SFAS")  No.  121,  "Accounting  for the  Impairment  of
Long-Lived  Assets and for Long-Lived  Assets to be Disposed of" and such assets are written down to their estimated fair values.

                           Wireless WebConnect!, Inc.
                        (Formerly Known as Business Tel)
                          Notes to Financial Statements
                  Years Ended December 31, 2000, 1999, and 1998

1.  Summary of Significant Accounting Policies (Continued)

          Revenue  Recognition-Prior to July 2000 the Company derived commission revenue from Metricom for the sale of  Metricom's  wireless  Internet  services.
Commission  revenues were  recognized as customer  contracts  were  delivered to
Metricom.  Effective July 2000, the Company began  reselling  wireless  Internet access  devices and service.  Revenues and costs to the extent of revenues  from the sale of devices and activation  fees are recognized  over the estimated life of the subscriber.  Service revenues subject to money back guarantee  provisions are deferred  until such period has  expired.  Prepaid  annual  service fees are initially  deferred and  recognized as revenue as the services are provided over the related  contract  term.  Revenues  derived  from  monthly  subscribers  are recognized as the services are provided. Management of the Company believes that the Company's  accounting  policies comply with Staff  Accounting  Bulletin 101,
"Revenue Recognition in Financial Statements."

          Income  Taxes-As  a  partnership,  the  partners  were  taxed on their proportionate  share of the  Partnership's  income.  Therefore,  no provision or liability for federal or state income taxes has been included in these financial statements,  until the Company was incorporated in May 2000. Upon incorporation, the Company, which has elected a C Corporation tax status, is subject to federal and state  income  taxes.  Deferred  tax assets  and  liabilities,  if any,  are recognized for the future tax consequences  attributable to differences  between the carrying amount of existing  assets and liabilities for financial  reporting purposes  and  amounts  used for income tax  purposes.  Deferred  tax assets and liabilities  are measured  using enacted tax rates  expected to apply to taxable income in years in which those  temporary  differences  are expected to reverse.
The Company has fully  reserved  all of its  deferred tax assets at December 31,
2000, due to projected future taxable losses.

          Basic and Diluted Net Income (Loss) Per Share-Basic earnings per share is computed using the weighted  average number of common shares  outstanding and excludes any dilutive effects of options,  warrants and convertible  securities.
Diluted earnings per share reflects the potential dilution that could occur upon exercise  or  conversion  of these  instruments.  As the Company had no options, warrants or convertible securities outstanding for the periods presented herein, basic and diluted  income  (loss) per share amounts are the same for all periods presented.  Per share  amounts  are  presented  on a pro forma basis for periods prior to incorporation (May 2000) as the Company operated as a partnership prior to that time.

          Concentrations of Credit Risk and Revenues-Financial  instruments that potentially  subject the Company to a  concentration  of credit risk  consist of accounts  receivable.  The Company performs  periodic credit  evaluations of its customers  but  generally  does not  require  collateral.  All of the  Company's commissions  and related  revenues  were earned from  Metricom  during the years ended December 31, 2000, 1999 and 1998.

          Fair  Value  of  Financial  Instruments-The  carrying  amounts  of the
Company's  financial  instruments,  which  include  cash,  accounts  receivable, accounts  payable,  and accrued  expenses  approximate  their fair values due to their relative short time to maturity.

--------------------------------------------------------------------------------

                           Wireless WebConnect!, Inc.
                        (Formerly Known as Business Tel)
                          Notes to Financial Statements
                  Years Ended December 31, 2000, 1999, and 1998

1.  Summary of Significant Accounting Policies (Continued)

          Comprehensive   Income-The   Company  has  no   components   of  other
comprehensive  income.  Accordingly,  comprehensive  income  is the  same as net income (loss) for each of the years ended December 31, 2000, 1999, and 1998.

          Recent  Accounting   Pronouncements-In  June  1998,  the  FASB  issued
Statement of Financial  Accounting Standards No. 133, Accounting for Derivatives
and Hedging Activities ("SFAS 133"), which establishes  accounting and reporting standards for derivative  instruments,  including certain derivative instruments embedded in other contracts  (collectively  referred to as derivatives)  and for hedging  activities.  SFAS 133, as amended, is effective for all fiscal quarters of fiscal years  beginning  after June 15, 2000. The adoption of SFAS 133 had no impact on the Company's financial statements.

2.  Property and Equipment

         Property and equipment consists
         of the following:

                                                               December 31,
                                                        ----------------------------
                                                             2000          1999
                                                        ----------------------------

            Computer equipment and software............     $138,472        $ 45,218
            Office furniture and other.................       36,228          36,228
                                                            --------        --------
                                                             174,700          81,446
            Accumulated depreciation...................      (50,849)        (34,231)
                                                            --------        --------
                                                            $123,851        $ 47,215
                                                            ========        ========

          Depreciation  expense  totaled  $16,618,  $15,252  and $11,604 for the years ended December 31, 2000, 1999 and 1998, respectively.

3.  Partners' Capital

          In addition to  distributions,  the partners  (and  subsequent  to the incorporation of the Company, shareholders) received salaries and other payments which are  included in selling,  general and  administrative  expenses  totaling
$327,090,  $352,321 and $213,005 for the years ended December 31, 2000, 1999 and
1998, respectively.

--------------------------------------------------------------------------------

                           Wireless WebConnect!, Inc.
                        (Formerly Known as Business Tel)
                          Notes to Financial Statements
                  Years Ended December 31, 2000, 1999, and 1998

4.  Commitments and Contingencies

          At December 31, 2000,  the Company was the lessee under  various lease agreements  for office space and equipment.  Future  minimum rental  commitments under noncancelable operating leases are $83,000 in 2001, all of which expire in
2001.

          For the years ended  December  31, 2000,  1999 and 1998,  rent expense totaled approximately $85,000, $37,000 and $40,600, respectively.

          The Company is committed to purchase $2.3 million of devices  (modems)
from two suppliers during 2001.

5.  Income Taxes

          Differences  between the expected income tax benefit  calculated using the statutory  federal income tax rate (34%) and the actual income tax provision for the year ended December 31, 2000, are (in thousands):

            Expected income tax benefit at the statutory rate...... $(546)

            Other
               Other...............................................    (4)
               Operating loss not benefited........................   550
                                                                     ----
            Income tax (benefit) provision.........................  $  0
                                                                     ====

          Significant  components  of the  Company's  deferred  tax  assets  and deferred tax liabilities as of December 31, 2000 are (in thousands):

              Deferred tax assets:
                 Bad debt reserves.................................. $ 50
                 Net operating loss carryforward....................  550
                                                                     ----
              Total gross deferred tax assets.......................  600
                                                                     ----
              Deferred tax liabilities:
                 Depreciation and amortization......................   (2)
                                                                       --
              Total gross deferred tax liabilities..................   (2)
                                                                     ----
              Less valuation allowance.............................. (598)
                                                                     ----
              Net deferred tax assets............................... $  0
                                                                     ====

--------------------------------------------------------------------------------

                           Wireless WebConnect!, Inc.
                        (Formerly Known as Business Tel)
                          Notes to Financial Statements
                  Years Ended December 31, 2000, 1999, and 1998

5.       Income Taxes (continued)

          The valuation  allowance on deferred tax assets reflects the Company's uncertainty  regarding  realization of such assets due to recent  operating loss trends,  as the future  realization  of the deferred tax asset is not considered more likely than not at this time.

          At  December  31,  2000,   the  Company  has  a  net  operating   loss
carryforward  of  approximately  $1.5 million for federal  income tax  reporting purposes.  The carryforward,  which may provide future tax benefits,  expires in
2020.

6.  Note Payable to Intellicall, Inc.

          On August  29,  2000,  the  Company  executed a  promissory  note with
Intellicall,  Inc.  ("Intellicall")  for  borrowings  up to  $1.5  million.  The promissory  note  bears  interest  at an  annual  rate  of 8%.  The  outstanding principal  balance of the note and any accrued unpaid interest are due on August
29, 2001. As of December 31, 2000,  the Company had borrowed  $750,000 under the terms of the promissory note. The Company has merged with Intellicall.
See Note 7.

7.  Subsequent Events

          On  August  29,  2000,  the  Company's  shareholders  entered  into an
Agreement and Plan of Merger with  Intellicall  and its wholly owned  subsidiary
WWC Acquisition, Inc. The merger was consummated March 30, 2001, and pursuant to
the  terms  thereof,  the  Company's   shareholders  exchanged  all  issued  and
outstanding  shares of common  stock of the  Company  for  21,803,148  shares of
Intellicall  common  stock.  Immediately  following  such merger,  the Company's shareholders owned approximately 62.5% of the outstanding stock of Intellicall.

          The  Company  will  be  considered  the   accounting   acquirer  since
immediately following the closing of such merger, the former shareholders of the
Company controlled  Intellicall through their holdings of approximately 62.5% of the combined  outstanding  shares of  Intellicall  common stock and have control over the Board of Directors of  Intellicall.  Because  Intellicall  is the legal acquirer, this is considered a "reverse acquisition."

--------------------------------------------------------------------------------

                           Wireless WebConnect!, Inc.
                        (Formerly Known as Business Tel)
                          Notes to Financial Statements
                  Years Ended December 31, 2000, 1999, and 1998

7.       Subsequent Events (continued)

         The Company plans to discontinue or dispose of Intellicall's remaining payphone  business  operations  within  one year of the date of  closing  of the merger.  Intellicall  (the acquiree) will have no continuing  operations and the
Company has acquired only the tangible net assets. Accordingly,  the transaction will be accounted  for as an  acquisition  of the net assets of  Intellicall  in exchange for stock,  similar to a  recapitalization  of the Company.  The assets acquired and liabilities  assumed will be recorded at their estimated fair value on the date of acquisition, March 30, 2001, with a corresponding entry to equity for the shares issued. The net assets acquired are as follows (in thousands):

       Assets:
         Cash......................................................   $  706
         Accounts receivable.......................................      387
         Note receivable from Wireless WebConnect!, Inc. ..........    1,011
         Other current assets .....................................       95
         Assets held for sale......................................      950
         Other assets..............................................      475
                                                                      ------

         Total assets..............................................    3,624
                                                                      ------

       Liabilities:
         Accounts payable..........................................      756
         Accrued liabilities.......................................      178
         Long-term debt to related party...........................    1,893
                                                                      ------

         Total liabilities.........................................    2,827
                                                                       -----

                   Net assets......................................     $797
                                                                        ====

         Assets held for sale represent  inventory and fixed assets  associated with Intellicall's payphone business operations.

         No pro forma income statements are presented based on the intention of the Company to sell or liquidate the remaining  operations of Intellicall  after the merger.

         Under the terms of the Agreement and Plan of Merger with  Intellicall, upon  completion of the merger all accrued  interest and  outstanding  principal under the terms of the promissory note due to Intellicall was forgiven.